Exhibit 99.1

FOR IMMEDIATE RELEASE

FIRST MIDWEST BANCORP, INC. TO ACQUIRE
NORTHERN STATES FINANCIAL CORPORATION

First Midwest Continues to Expand in Greater Chicagoland

CHICAGO, IL, June 7, 2018 - First Midwest Bancorp, Inc. (“First Midwest”) (NASDAQ NGS: FMBI), headquartered in Chicago, Illinois and the parent company of First Midwest Bank, today announced that it has entered into a definitive agreement to acquire Northern States Financial Corporation (“Northern States”) (OTCPINK: NSFC), the holding company for NorStates Bank, based in Waukegan, Illinois.
NorStates Bank operates eight offices in Lake County, Illinois and has approximately $500 million in total assets, $400 million in deposits, of which 90% are core deposits, and $320 million in loans.
“We are very excited to welcome NorStates Bank to First Midwest and build on the strong relationships that NorStates has with its customers,” said Michael L. Scudder, Chairman, President and Chief Executive Officer of First Midwest. “This combination continues our expansion in the greater Chicagoland area and enhances our presence in Lake County where we have long-standing, deep roots.”
“We are extremely pleased to partner with First Midwest,” said Scott M. Yelvington, President and Chief Executive Officer of Northern States. “Like First Midwest, we have a strong commitment to relationship banking, personalized customer service and involvement in the communities we serve. We greatly look forward to offering our customers the broader array of financial products and services that First Midwest provides.”
Subject to certain adjustments, the merger agreement provides for a fixed exchange ratio of 0.0369 shares of First Midwest common stock for each share of Northern States common stock. Based upon the closing price of First Midwest’s common stock on June 5, 2018 on the Nasdaq Stock Market, the overall transaction is valued at approximately $91.0 million. The acquisition is subject to regulatory approvals, the approval of Northern States’ stockholders and customary closing conditions, and is presently anticipated to close in the fourth quarter of 2018.

First Midwest Bancorp, Inc. | 8750 West Bryn Mawr Avenue | Suite 1300 | Chicago | Illinois | 60631

About First Midwest
First Midwest is a relationship-focused financial institution and one of the largest independent publicly-traded bank holding companies based on assets headquartered in the Midwest, with over $14 billion in assets and $11 billion in trust assets under management. First Midwest’s principal subsidiary, First Midwest Bank, and other affiliates provide a full range of commercial, treasury management, equipment leasing, retail, wealth management, trust and private banking products and services through locations in metropolitan Chicago, northwest Indiana, central and western Illinois, and eastern Iowa. First Midwest’s common stock is traded on the Nasdaq Stock Market under the symbol FMBI, and its website is www.firstmidwest.com.
About NorStates Bank
NorStates Bank is a wholly-owned subsidiary of Northern States and maintains its principal executive offices in Waukegan, Illinois. NorStates Bank is a client-focused bank committed to providing quality financial services with a personal touch through a complete line of loan, deposit and cash management services. It provides these financial services through eight banking locations in Lake County, Illinois. NorStates Bank’s website is www.norstatesbank.com.
Forward-Looking Statements
This press release, as well as any oral statements made by or on behalf of First Midwest in connection with the matters disclosed herein, may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those relating to First Midwest’s proposed acquisition of Northern States, including the costs and benefits associated therewith and the timing thereof. In some cases, forward-looking statements can be identified by the use of words such as “may,” “might,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “outlook,” “predict,” “project,” “probable,” “potential,” “possible,” “target,” “continue,” “look forward,” or “assume” and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance or outcomes, but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this release, and First Midwest undertakes no obligation to update any forward-looking statements to reflect new information or events or conditions after the date hereof.
Forward-looking statements are subject to certain risks, uncertainties and assumptions, including, but not limited to: expected synergies, cost savings and other financial or other benefits of the proposed transaction between First Midwest and Northern States might not be realized within the expected timeframes or might be less than projected, the requisite stockholder and regulatory approvals for the proposed transaction might not be obtained or might not be obtained in a timely manner, credit and interest rate risks associated with First Midwest’s and Northern States’ respective businesses, customer borrowing, repayment, investment and deposit practices, and general economic conditions, either nationally or in the market areas in which First Midwest and Northern States operate or anticipate doing business, may be less favorable than expected, new regulatory or

First Midwest Bancorp, Inc. | 8750 West Bryn Mawr Avenue | Suite 1300 | Chicago | Illinois | 60631

legal requirements or obligations, and other risks, uncertainties and assumptions identified under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in First Midwest’s annual report on Form 10-K for the year ended December 31, 2017, as well as subsequent filings made with the Securities and Exchange Commission (the “SEC”). However, these risks and uncertainties are not exhaustive. Other sections of such reports describe additional factors that could adversely impact First Midwest’s business, financial performance and pending or consummated acquisition transactions, including the proposed acquisition of Northern States.
Additional Information
The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of First Midwest and Northern States, First Midwest will file a registration statement on Form S-4 with the SEC. The registration statement will include a proxy statement of Northern States, which also will constitute a prospectus of First Midwest, that will be sent to Northern States’ stockholders. Investors and stockholders are advised to read the registration statement and proxy statement/prospectus when it becomes available because it will contain important information about First Midwest, Northern States and the proposed transaction. When filed, this document and other documents relating to the transaction filed by First Midwest can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing First Midwest’s website at www.firstmidwest.com under the tab “Investor Relations” and then under “SEC Filings.” Alternatively, these documents can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, 8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois 60631 or by calling (708) 831-7483, or from Northern States upon written request to Northern States Financial Corporation, Attn: Scott Yelvington, President and Chief Executive Officer, 1601 North Lewis Avenue, Waukegan, Illinois 60085 or by calling (847) 775-8200.
Participants in this Transaction
First Midwest, Northern States and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from Northern States’ stockholders in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about First Midwest and its directors and certain of its officers may be found in First Midwest’s definitive proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on April 11, 2018 and First Midwest’s annual report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 28, 2018. The definitive proxy statement and annual report can be obtained free of charge from the SEC’s website at www.sec.gov.

First Midwest Bancorp, Inc. | 8750 West Bryn Mawr Avenue | Suite 1300 | Chicago | Illinois | 60631

CONTACTS:

Patrick S. Barrett (Investors) EVP and Chief Financial Officer (708) 831-7231 pat.barrett@firstmidwest.com	James V. Stadler (Media) EVP and Chief Marketing & Communications Officer (708) 831-7402 jim.stadler@firstmidwest.com

First Midwest Bancorp, Inc. | 8750 West Bryn Mawr Avenue | Suite 1300 | Chicago | Illinois | 60631